DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT

13. DEBT

On December 27, 2007, the Company entered into a Term Loan and Revolving Credit Agreement (the “Debt Facilities”) with Citicorp U.S.A. Inc. as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent and certain lenders. The Debt Facilities include a $540 million revolving credit facility (which is subject to a borrowing base and can be increased under certain circumstances and subject to certain conditions) and a $2,960 million term loan credit facility divided into a $1,960 million tranche B loan and a $1,000 million tranche C loan. The obligations under the revolving credit facility mature December 27, 2013 and bear interest for the first six months at LIBOR plus 1.75% or at the alternate base rate (“ABR,” defined as the greater of Citibank, N.A.’s announced prime rate or 0.50% over the Federal Funds Rate) plus 0.75%, and thereafter shall be adjusted in accordance with a pricing grid based on availability under the revolving credit facility. Interest rates on the pricing grid range from LIBOR plus 1.50% to LIBOR plus 2.00% and ABR plus 0.50% to ABR plus 1.00%. The tranche B term loans mature December 27, 2014 and the tranche C term loans mature December 27, 2015. All Debt Facilities term loans bear interest at LIBOR plus 1.9375% or at the alternate base rate (as previously defined) plus 0.9375% at the Company’s election. To the extent that interest rates change by 25 basis points, the Company’s annual interest expense would show a corresponding change of approximately $6 million, $7 million and $2 million for years 2013 – 2015, the term of the Company’s Debt Facilities.

The Company, during 2008, entered into a series of five-year interest rate swap agreements with a total notional value of $1,190 million to hedge the variability of interest payments associated with its variable-rate term loans under the Debt Facilities. Through these swap agreements, the Company has fixed its base interest and premium rate at a combined average interest rate of approximately 5.37% on the hedged principal amount of $1,190 million. Since the interest rate swaps hedge the variability of interest payments on variable rate debt with the same terms, they qualify for cash flow hedge accounting treatment.

The Debt Facilities were initially negotiated and agreement was reached on the majority of significant terms in early 2007. Between the time the terms were agreed in early 2007 and December 27, 2007, interest rates charged on similar debt instruments for companies with similar debt ratings and capitalization levels rose to higher levels. As such, when applying the provisions of fresh-start reporting, the Company estimated a fair value adjustment of $163 million for the available borrowings under the Debt Facilities. This estimated fair value was recorded within the fresh-start reporting, and is being amortized as interest expense over the terms of each of the underlying components of the Debt Facilities. Interest expense associated with the amortization of this fair value adjustment, recognized in the Company’s consolidated statements of operations, consists of the following:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)

Amortization of fair value adjustment	$22	$23	$22

Debt consists of the following:

	December 31
	2012	2011
	(Millions of Dollars)
Debt Facilities:
Revolver	$—	$—
Tranche B term loan	1,862	1,882
Tranche C term loan	950	960
Debt discount	(52)	(74)
Other debt, primarily foreign instruments	67	61

	2,827	2,829
Less: short-term debt, including current maturities of long-term debt	(94)	(88)

Total long-term debt	$2,733	$2,741

The obligations of the Company under the Debt Facilities are guaranteed by substantially all of the domestic subsidiaries and certain foreign subsidiaries of the Company, and are secured by substantially all personal property and certain real property of the Company and such guarantors, subject to certain limitations. The liens granted to secure these obligations and certain cash management and hedging obligations have first priority.

The Debt Facilities contain some affirmative and negative covenants and events of default, including, subject to certain exceptions, restrictions on incurring additional indebtedness, mandatory prepayment provisions associated with specified asset sales and dispositions, and limitations on: i) investments; ii) certain acquisitions, mergers or consolidations; iii) sale and leaseback transactions; iv) certain transactions with affiliates and v) dividends and other payments in respect of capital stock. Per the terms of the credit facility, $50 million of the Tranche C Term Loan proceeds were deposited in a Term Letter of Credit Account. The Company was in compliance with all debt covenants as of December 31, 2012.

The revolving credit facility has an available borrowing base of $451 million and $496 million as of December 31, 2012 and 2011, respectively. The Company had $37 million and $38 million of letters of credit outstanding at December 31, 2012 and 2011, respectively, pertaining to the term loan credit facility. To the extent letters of credit associated with the revolving credit facility are issued, there is a corresponding decrease in borrowings available under this facility.

Estimated fair values of the Company’s Debt Facilities were:

	Estimated Fair Value (Level 1)	Carrying Value in Excess of Fair Value	Valuation Technique
	(Millions of Dollars)
December 31, 2012:
Debt Facilities	$2,587	$173	A

December 31, 2011:
Debt Facilities	$2,660	$108	A

Fair market values are developed by the use of estimates obtained from brokers and other appropriate valuation techniques based on information available as of December 31, 2012 and 2011. The fair value estimates do not necessarily reflect the values the Company could realize in the current markets. Refer to Note 7, Fair Value Measurements, for definitions of input levels and valuation techniques.

The Company has the following contractual debt obligations outstanding at December 31, 2012 (in millions of dollars):

2013	$94
2014	1,852
2015	931
2016	1
2017	1

Total	$2,879

The weighted average cash interest rates for debt were approximately 2.6% and 3.7% as of December 31, 2012 and 2011, respectively. Interest paid on debt in 2012, 2011 and 2010 was $106 million, $104 million and $107 million, respectively.